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                          MFS VARIABLE INSURANCE TRUST

             Supplement to the Current Prospectus dated May 1, 1995



    The legend on the cover page of the Prospectus addressing the MFS High Income Series' limitation on investments in lower rated bonds is hereby replaced in its entirety by the following:

          The Fund may invest up to 100% of its assets in lower rated bonds, commonly known as "junk bonds," that entail greater risks, including default risks, than those found in higher rated securities. Investors should carefully consider these risks before investing (see "Additional Risk Factors - Lower Rated Bonds").


                The date of this Supplement is November 10, 1995